Registration No. 333-50522
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                         POST-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                          ----------------------------

                         BARRETT BUSINESS SERVICES, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                                  52-0812977
  (State or other jurisdiction of            (IRS Employer Identification No.)
   incorporation or organization)

                            4724 S.W. Macadam Avenue
                             Portland, Oregon 97239
                            Telephone (503) 220-0988
          (Address and telephone number of principal executive offices)

           BARRETT BUSINESS SERVICES, INC., 1993 STOCK INCENTIVE PLAN
                            (Full title of the plan)

                               William W. Sherertz
                                    President
                         Barrett Business Services, Inc.
                            4724 S.W. Macadam Avenue
                             Portland, Oregon 97239
                            Telephone (503) 220-0988
           (Name, address, and telephone number of agent for service)
                          ----------------------------

                                   Copies to:
                                 Miller Nash LLP
                              111 S.W. Fifth Avenue
                           Portland, Oregon 97204-3699
                              Attn: Mary Ann Frantz
                                 (503) 224-5858
                          ----------------------------

                                 DEREGISTRATION

     Pursuant to Registration Statement on Form S-8 (No. 333-50522) filed with the Securities and Exchange Commission on November 22, 2000, Barrett Business Services, Inc., a Maryland corporation, registered 250,000 shares of common stock, $0.01 par value per share, for issuance under the Barrett Business Services, Inc., 1993 Stock Incentive Plan. Of the 250,000 shares originally registered, 0 shares were sold. The Registration Statement is hereby amended to deregister 250,000 shares of common stock, $0.01 par value per share, of Barrett Business Services, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Portland, state of Oregon, on the 30th day of May, 2003.

                                      BARRETT BUSINESS SERVICES, INC.
                                      (Registrant)


                                      By     /s/ Michael E. Mulholland
                                             -------------------------
                                             Michael D. Mulholland
                                             Vice President-Finance

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities indicated as of the 30th day of May, 2003.



        Signature                                        Title

(1) Principal Executive Officer and Director:

WILLIAM W. SHERERTZ*                      President and Chief Executive Officer
                                          and Director

(2) Principal Financial Officer:

/s/ Michael D. Mulholland                 Vice President-Finance
-------------------------
Michael D. Muholland


(3) Principal Accounting Officer:

JAMES D. MILLER*                          Controller


(4) A majority of the Board of Directors:


/s/ Fores J. Beaudry                      Director
------------------------
Fores J. Beaudry


/s/ Thomas J. Carley                      Director
------------------------
Thomas J. Carley


/s/ James B. Hicks                        Director
------------------------
James B. Hicks


ANTHONY MEEKER*                           Director
NANCY B. SHERERTZ*                        Director


*By      /s/ Michael D. Mulholland
         -------------------------
         Michael D. Mulholland
         Attorney-in-fact
                                      II-2